Exhibit 99.1

FOR IMMEDIATE RELEASE January 21, 2025

For more information

Kathryn Shrout Mistich, VP, Investor Relations Manager

504.539.7836 or kathryn.mistich@hancockwhitney.com

Hancock Whitney reports fourth quarter 2024 EPS of $1.40

GULFPORT, Miss. (January 21, 2025) — Hancock Whitney Corporation (Nasdaq: HWC) today announced its financial results for the fourth quarter of 2024. Net income for the fourth quarter of 2024 totaled $122.1 million, or $1.40 per diluted common share (EPS), compared to $115.6 million, or $1.33 per diluted common share, in the third quarter of 2024. The company reported net income for the fourth quarter of 2023 of $50.6 million, or $0.58 per diluted common share. The fourth quarter of 2023 included $75.4 million, or $0.68 per diluted share after-tax, of supplemental disclosure items. Excluding the impact of these supplemental disclosure items, EPS would have been $1.26 per diluted share in the fourth quarter of 2023. There were no supplemental disclosure items in the third or fourth quarters of 2024.

Fourth Quarter 2024 Highlights

•
Net income totaled $122.1 million, compared to $115.6 million in the prior quarter
•
Pre-provision net revenue (PPNR) totaled $165.2 million, compared to $166.5 million in the prior quarter
•
Loans decreased $156.1 million, or 3% linked quarter annualized (LQA)
•
Deposits increased $509.9 million, or 7% LQA
•
Criticized commercial loans and nonaccrual loans continued to normalize
•
ACL coverage solid at 1.47%, up 1 bp compared to the prior quarter
•
NIM 3.41%, up 2 bps compared to the prior quarter
•
CET1 ratio estimated at 14.14%, up 36 bps linked-quarter; TCE ratio of 9.47%, down 9 bps linked-quarter; total risk-based capital ratio estimated at nearly 16%
•
Efficiency ratio of 54.46%, up 4 bps linked-quarter

“The fourth quarter 2024 results reflect a strong conclusion to our year-long 125thanniversary celebration,” said John M. Hairston, President & CEO. “Our team delivered an impressive ROA of 1.40%, additional NIM expansion, and an efficiency ratio of 54.46%. Credit metrics continued to normalize, and we’ve maintained a solid ACL to loans of 1.47%. Our regulatory capital ratios continued to climb, with total risk-based capital reaching nearly 16%. We believe we are well-positioned as we enter 2025, and we are excited for the opportunities that lie ahead, including the announcement earlier today of the acquisition of Sabal Trust Company and the expansion of our outstanding team of revenue generators and financial center locations. I would like to thank our 3,500 associates, who worked tirelessly to deliver a 125th year we can all be proud of.”

Loans

Total loans were $23.3 billion at December 31, 2024, down $156.1 million, or 1%, from September 30, 2024. Loan contraction was driven by an increase in payoffs of commercial real estate credits, partially offset by seasonal increase in line utilization and higher activity in commercial non-real estate loans.

Average loans totaled $23.2 billion for the fourth quarter of 2024, down $303.5 million, or 1%, linked-quarter. Management expects 2025 period-end loan balances to be up mid-single digits from year-end 2024.

Deposits

Total deposits at December 31, 2024 were $29.5 billion, up $509.9 million, or 2%, from September 30, 2024. The linked-quarter increase in deposits was primarily due to an increase in interest-bearing public funds driven by seasonal inflows, an increase in interest-bearing transactions and savings due to seasonality and competitive products and pricing, and an increase in noninterest-bearing deposits. These increases were partially offset by a decrease in retail time deposits driven by maturity concentration repricing at lower rates and promotional rate reductions during the fourth quarter of 2024 and a decrease in brokered deposits, which matured during the fourth quarter of 2024.

DDAs totaled $10.6 billion at December 31, 2024, up $98.0 million, or 1%, from September 30, 2024 and comprised 36% of total period-end deposits. Interest-bearing transaction and savings deposits totaled $11.3 billion at the end of the fourth quarter of 2024, up $413.1 million, or 4%, linked-quarter. Compared to September 30, 2024, retail time deposits of $4.4 billion were down $326.0 million, or 7%, and brokered deposits were $6.9 million, down $183.6 million, compared to the prior quarter. Interest-bearing public fund deposits increased $508.4 million, or 19%, linked-quarter, totaling $3.2 billion at December 31, 2024.

Average deposits for the fourth quarter of 2024 were $29.1 billion, up $168.2 million, or 1%, linked-quarter. Management expects 2025 period-end deposit levels to be up low-single digits from year-end 2024.

Asset Quality

The total allowance for credit losses (ACL) was $342.9 million at December 31, 2024, up $0.2 million, or less than 1%, from September 30, 2024. During the fourth quarter of 2024, the company recorded a provision for credit losses of $11.9 million, compared to a provision for credit losses of $18.6 million in the third quarter of 2024. There were $11.7 million of net charge-offs in the fourth quarter of 2024, or 0.20% of average total loans on an annualized basis, compared to net charge-offs of $18.0 million, or 0.30% of average total loans in the third quarter of 2024. The ratio of ACL to period-end loans was 1.47% at December 31, 2024, compared to 1.46% at September 30, 2024.

Criticized commercial loans totaled $623.0 million, or 3.47% of total commercial loans, at December 31, 2024, compared to $508.0 million, or 2.81% of total commercial loans at September 30, 2024. Nonaccrual loans totaled $97.3 million, or 0.42% of total loans, at December 31, 2024, compared to $82.9 million, or 0.35% of total loans, at September 30, 2024. ORE and foreclosed assets were $27.8 million at December 31, 2024, virtually flat compared to September 30, 2024.

Net Interest Income and Net Interest Margin (NIM)

Net interest income (TE) for the fourth quarter of 2024 was $276.3 million, an increase of $1.8 million, or 1%, from the third quarter of 2024. The net interest margin (NIM) (TE) was 3.41% in the fourth quarter of 2024, up 2 bps linked-quarter. Lower rates on deposits (+16 bps), higher securities yields (+1 bp) and a favorable borrowing mix (+5 bps), led to a 22 basis point improvement in NIM, partially offset lower loan yields (-20 bps).

Average earning assets were $32.3 billion for the fourth quarter of 2024, flat, from the third quarter of 2024.

Noninterest Income

Noninterest income totaled $91.2 million for the fourth quarter of 2024, down $4.7 million, or 5%, from the third quarter of 2024.

Service charges on deposits were up $0.3 million, or 1%, from the third quarter of 2024. Bank card and ATM fees were down $0.2 million, or 1%, from the third quarter of 2024.

Investment and annuity income and insurance fees were flat linked-quarter. Trust fees were up $0.2 million, or 1% linked-quarter. Fees from secondary mortgage operations totaled $2.6 million for the fourth quarter of 2024, down $0.8 million, or 24%, linked-quarter, due to lower activity.

Other noninterest income was $14.7 million in the fourth quarter of 2024, down $4.1 million, or 22%, from the third quarter of 2024, primarily due to lower derivative income and lower SBA loan income.

Noninterest Expense & Taxes

Noninterest expense totaled $202.3 million, down $1.5 million, or 1% linked-quarter.

Personnel expense totaled $113.7 million in the fourth quarter of 2024, down $2.0 million, or 2%, linked-quarter, due to lower incentives and retirement benefit expenses. Net occupancy and equipment expense totaled $17.9 million in the fourth quarter of 2024, down $0.3 million, or 1%, from the third quarter of 2024. Amortization of intangibles totaled $2.2 million for the fourth quarter of 2024, down $0.1 million, or 4%, linked-quarter.

Net gains on ORE and other foreclosed assets totaled $0.8 million in the fourth quarter of 2024, compared to a net gain of $0.4 million in the third quarter of 2024.

Other expense totaled $69.3 million in the fourth quarter of 2024, up $1.2 million or 2%, linked-quarter, due to higher professional services and other miscellaneous expenses.

The effective income tax rate for the fourth quarter of 2024 was 18.9%.

Capital

Common stockholders’ equity at December 31, 2024 totaled $4.1 billion, down $47 million, or 1%, from September 30, 2024. The tangible common equity (TCE) ratio was 9.47%, down 9 bps linked-quarter. The company’s CET1 ratio is estimated to 14.14% at December 31, 2024, up 36 bps linked-quarter. Total risk-based capital ratio is estimated to be 15.93% at December 31, 2024, up 37 bps linked-quarter. During the fourth quarter of 2024, the company repurchased 150,000 shares of its common stock at an average price of $52.50 per share. This stock repurchase is pursuant to the company’s share buyback program (which authorized the repurchase of up to 4,297,000 shares of the company’s outstanding common stock), which expired on December 31, 2024. The company repurchased 762,993 shares under this buyback program. The company’s share buyback authorization was renewed by the Board of Directors effective January 1, 2025; under this new authorization, the company may, from time to time, purchase up to 5% of the shares of company common stock outstanding as of December 31, 2024. For more information, please refer to the press release and related Form 8-K dated December 12, 2024 on the company’s investor relations website.

Conference Call and Slide Presentation

Management will host a conference call for analysts and investors at 3:30 p.m. Central Time on Tuesday, January 21, 2025 to review fourth quarter of 2024 results. A live listen-only webcast of the call will be available under the Investor Relations section of Hancock Whitney’s website at investors.hancockwhitney.com. A link to the release with additional financial tables, and a link to a slide presentation related to fourth quarter results are also posted as part of the webcast link. To participate in the Q&A portion of the call, dial 800-715-9871 or 646-307-1963, access code 6506941.

An audio archive of the conference call will be available under the Investor Relations section of our website. A replay of the call will also be available through January 28, 2025 by dialing 800-770-2030 or 609-800-9909, access code 6506941.

About Hancock Whitney

Since the late 1800s, Hancock Whitney has embodied core values of Honor & Integrity, Strength & Stability, Commitment to Service, Teamwork, and Personal Responsibility. Hancock Whitney offices and financial centers in Mississippi, Alabama, Florida, Louisiana, and Texas offer comprehensive financial products and services, including traditional and online banking; commercial and small business banking; private banking; trust and investment services; healthcare banking; and mortgage services. The company also operates combined loan and deposit production offices in the greater metropolitan areas of Nashville, Tennessee and Atlanta, Georgia. More information is available at www.hancockwhitney.com.

Non-GAAP Financial Measures

This news release includes non-GAAP financial measures to describe Hancock Whitney’s performance. These non-GAAP financial measures should not be considered alternatives to GAAP-basis financial statements and other bank holding companies may define or calculate these non-GAAP measures or similar measures differently. The reconciliations of those measures to GAAP measures are provided either in the financial tables or in Appendix A thereto.

Consistent with the provisions of subpart 229.1400 of the Securities and Exchange Commission’s Regulation S-K, “Disclosures by Bank and Savings and Loan Registrants,” the company presents net interest income, net interest margin and efficiency ratios on a fully taxable equivalent (“TE”) basis. The TE basis adjusts for the tax-favored status of net interest income from certain loans and investments using the statutory federal tax rate to increase tax-exempt interest income to a taxable equivalent basis. The company believes this measure to be the preferred industry measurement of net interest income and it enhances comparability of net interest income arising from taxable and tax-exempt sources.

The company presents certain additional non-GAAP financial measures to assist the reader with a better understanding of the company’s performance period over period, as well as to provide investors with assistance in understanding the success management has experienced in executing its strategic initiatives. The company highlights certain items that are outside of our principal business and/or are not indicative of forward-looking trends in supplemental disclosures items below our GAAP financial data and presents certain “Adjusted” ratios that exclude these disclosed items. These adjusted ratios provide management or the reader with a measure that may be more indicative of forward-looking trends in our business, as well as demonstrates the effects of significant gains or losses and changes.

We define Adjusted Pre-Provision Net Revenue as net income excluding provision expense and income tax expense, plus the taxable equivalent adjustment (as defined above), less supplemental disclosure items (as defined above). Management believes that adjusted pre-provision net revenue is a useful financial measure because it enables investors and others to assess the company’s ability to generate capital to cover credit losses through a credit cycle. We define Adjusted Revenue as net interest income (te) and noninterest income less supplemental disclosure items. We define Adjusted Noninterest Expense as noninterest expense less supplemental disclosure items. We define our Efficiency Ratio as noninterest expense to total net interest income (te) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items, if applicable. Management believes adjusted revenue, adjusted noninterest expense and the efficiency ratio are useful measures as they provide a greater understanding of ongoing operations and enhance comparability with prior periods.

Important Cautionary Statement about Forward-Looking Statements

This release contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that we may make include statements regarding our expectations of our performance and financial condition, balance sheet and revenue growth, the provision for credit losses, capital levels, deposits (including growth, pricing, and betas), investment portfolio, other sources of liquidity, loan growth expectations, management’s predictions about charge-offs for loans, general economic business conditions in our local markets, Federal Reserve action with respect to interest rates, the effects of war or other conflicts, acts of terrorism, climate change, the impact of natural or man-made disasters, the adequacy of our enterprise risk management framework, potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings, assessments, and enforcement actions, as well as the impact of negative developments affecting the banking industry and the resulting media coverage; the potential impact of current (including Sabal Trust Company) or future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, success of revenue-generating and cost reduction initiatives, the effectiveness of derivative financial instruments and hedging activities to manage risks, projected tax rates, increased cybersecurity risks, including potential business disruptions or financial losses, the adequacy of our internal controls over financial and non-financial reporting, the financial impact of regulatory requirements and tax reform legislation, deposit trends, credit quality trends, the impact of current and future economic conditions, including the effects of declines in the real estate market, high unemployment, inflationary pressures, tariffs or trade wars, increasing insurance costs, elevated interest rates, including the impact of changes in interest rates on our financial projections, models and guidance and slowdowns in economic growth, as well as the financial stress on borrowers as a result of the foregoing, net interest margin trends, future expense levels, future profitability, improvements in expense to revenue (efficiency) ratio, purchase accounting impacts and expected returns. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “forecast,” “goals,” “targets,” “initiatives,” “focus,” “potentially,” “probably,” “projects,” “outlook," or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.

Forward-looking statements are subject to significant risks and uncertainties. Any forward-looking statement made in this release is subject to the safe harbor protections set forth in the Private Securities Litigation Reform Act of 1995. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Additional factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other periodic reports that we file with the SEC.

HANCOCK WHITNEY CORPORATION
FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended			Twelve Months Ended
(dollars and common share data in thousands, except per share amounts)	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
NET INCOME
Net interest income	$273,556	$271,764	$269,460	$1,081,921	$1,097,599
Net interest income (TE) (a)	276,291	274,457	272,294	1,093,007	1,108,706
Provision for credit losses	11,912	18,564	16,952	52,167	59,103
Noninterest income	91,209	95,895	38,951	364,129	288,480
Noninterest expense	202,333	203,839	229,151	819,910	836,848
Income tax expense	28,446	29,684	11,705	113,158	97,526
Net income	$122,074	$115,572	$50,603	$460,815	$392,602
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$16,126	$—	$16,126
Loss on securities portfolio restructure	—	—	(65,380)	—	(65,380)
Included in noninterest expense
FDIC special assessment	—	—	26,123	3,800	26,123
PERIOD-END BALANCE SHEET DATA
Loans	$23,299,447	$23,455,587	$23,921,917	$23,299,447	$23,921,917
Securities	7,597,154	7,769,780	7,599,974	7,597,154	7,599,974
Earning assets	31,857,841	32,045,222	32,175,097	31,857,841	32,175,097
Total assets	35,081,785	35,238,107	35,578,573	35,081,785	35,578,573
Noninterest-bearing deposits	10,597,461	10,499,476	11,030,515	10,597,461	11,030,515
Total deposits	29,492,851	28,982,905	29,690,059	29,492,851	29,690,059
Common stockholders' equity	4,127,636	4,174,687	3,803,661	4,127,636	3,803,661
AVERAGE BALANCE SHEET DATA
Loans	$23,248,512	$23,552,002	$23,795,681	$23,630,743	$23,594,579
Securities (b)	8,257,061	8,218,896	8,579,444	8,221,973	8,901,626
Earning assets	32,333,012	32,263,748	33,128,130	32,422,554	33,160,791
Total assets	34,770,663	34,780,386	35,538,300	34,912,199	35,633,442
Noninterest-bearing deposits	10,409,022	10,359,390	11,132,354	10,491,504	11,919,234
Total deposits	29,108,381	28,940,163	29,974,941	29,168,855	29,478,481
Common stockholders' equity	4,138,326	4,021,211	3,560,978	3,951,871	3,528,911
COMMON SHARE DATA
Earnings per share - diluted	$1.40	$1.33	$0.58	$5.28	$4.50
Cash dividends per share	0.40	0.40	0.30	1.50	1.20
Book value per share (period-end)	47.93	48.47	44.05	47.93	44.05
Tangible book value per share (period-end)	37.58	38.10	33.63	37.58	33.63
Weighted average number of shares - diluted	86,602	86,560	86,604	86,648	86,423
Period-end number of shares	86,124	86,136	86,345	86,124	86,345
Market data
High sales price	$62.40	$57.78	$49.65	$62.40	$54.38
Low sales price	48.36	45.26	32.16	41.19	31.02
Period-end closing price	54.72	51.17	48.59	54.72	48.59
Trading volume	32,670	35,017	38,574	127,503	150,965
PERFORMANCE RATIOS
Return on average assets	1.40%	1.32%	0.56%	1.32%	1.10%
Return on average common equity	11.74%	11.43%	5.64%	11.66%	11.13%
Return on average tangible common equity	14.96%	14.70%	7.55%	15.08%	14.97%
Tangible common equity ratio (c)	9.47%	9.56%	8.37%	9.47%	8.37%
Net interest margin (TE)	3.41%	3.39%	3.27%	3.37%	3.34%
Noninterest income as a percentage of total revenue (TE)	24.82%	25.89%	12.51%	24.99%	20.65%
Efficiency ratio (d)	54.46%	54.42%	55.58%	55.36%	55.25%
Average loan/deposit ratio	79.87%	81.38%	79.39%	81.01%	80.04%
Allowance for loan losses as a percentage of period-end loans	1.37%	1.35%	1.29%	1.37%	1.29%
Allowance for credit losses as a percentage of period-end loans (e)	1.47%	1.46%	1.41%	1.47%	1.41%
Annualized net charge-offs to average loans	0.20%	0.30%	0.27%	0.19%	0.27%
Allowance for loan losses as a % of nonaccrual loans	327.61%	382.87%	521.56%	327.61%	521.56%
FTE headcount	3,476	3,458	3,591	3,476	3,591
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
QUARTERLY FINANCIAL HIGHLIGHTS
(Unaudited)
	Three Months Ended
(dollars and common share data in thousands, except per share amounts)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
NET INCOME
Net interest income	$273,556	$271,764	$270,430	$266,171	$269,460
Net interest income (TE) (a)	276,291	274,457	273,258	269,001	272,294
Provision for credit losses	11,912	18,564	8,723	12,968	16,952
Noninterest income	91,209	95,895	89,174	87,851	38,951
Noninterest expense	202,333	203,839	206,016	207,722	229,151
Income tax expense	28,446	29,684	30,308	24,720	11,705
Net income	$122,074	$115,572	$114,557	$108,612	$50,603
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$—	$—	$16,126
Loss on securities portfolio restructure	—	—	—	—	(65,380)
Included in noninterest expense
FDIC special assessment	—	—	—	3,800	26,123
PERIOD-END BALANCE SHEET DATA
Loans	$23,299,447	$23,455,587	$23,911,616	$23,970,938	$23,921,917
Securities	7,597,154	7,769,780	7,535,836	7,559,182	7,599,974
Earning assets	31,857,841	32,045,222	32,056,415	31,985,610	32,175,097
Total assets	35,081,785	35,238,107	35,412,291	35,247,119	35,578,573
Noninterest-bearing deposits	10,597,461	10,499,476	10,642,213	10,802,127	11,030,515
Total deposits	29,492,851	28,982,905	29,200,718	29,775,906	29,690,059
Common stockholders' equity	4,127,636	4,174,687	3,920,718	3,853,436	3,803,661
AVERAGE BALANCE SHEET DATA
Loans	$23,248,512	$23,552,002	$23,917,361	$23,810,163	$23,795,681
Securities (b)	8,257,061	8,218,896	8,214,172	8,197,410	8,579,444
Earning assets	32,333,012	32,263,748	32,539,363	32,556,821	33,128,130
Total assets	34,770,663	34,780,386	34,998,880	35,101,869	35,538,300
Noninterest-bearing deposits	10,409,022	10,359,390	10,526,903	10,673,060	11,132,354
Total deposits	29,108,381	28,940,163	29,069,097	29,560,956	29,974,941
Common stockholders' equity	4,138,326	4,021,211	3,826,296	3,818,840	3,560,978
COMMON SHARE DATA
Earnings per share - diluted	$1.40	$1.33	$1.31	$1.24	$0.58
Cash dividends per share	0.40	0.40	0.40	0.30	0.30
Book value per share (period-end)	47.93	48.47	45.40	44.49	44.05
Tangible book value per share (period-end)	37.58	38.10	35.04	34.12	33.63
Weighted average number of shares - diluted	86,602	86,560	86,765	86,726	86,604
Period-end number of shares	86,124	86,136	86,355	86,622	86,345
Market data
High sales price	$62.40	$57.78	$49.11	$49.10	$49.65
Low sales price	48.36	45.26	41.56	41.19	32.16
Period-end closing price	54.72	51.17	47.83	46.04	48.59
Trading volume	32,670	35,017	29,308	30,508	38,574
PERFORMANCE RATIOS
Return on average assets	1.40%	1.32%	1.32%	1.24%	0.56%
Return on average common equity	11.74%	11.43%	12.04%	11.44%	5.64%
Return on average tangible common equity	14.96%	14.70%	15.73%	14.96%	7.55%
Tangible common equity ratio (c)	9.47%	9.56%	8.77%	8.61%	8.37%
Net interest margin (TE)	3.41%	3.39%	3.37%	3.32%	3.27%
Noninterest income as a percentage of total revenue (TE)	24.82%	25.89%	24.60%	24.62%	12.51%
Efficiency ratio (d)	54.46%	54.42%	56.18%	56.44%	55.58%
Average loan/deposit ratio	79.87%	81.38%	82.28%	80.55%	79.39%
Allowance for loan losses as a percentage of period-end loans	1.37%	1.35%	1.32%	1.31%	1.29%
Allowance for credit losses as a percentage of period-end loans (e)	1.47%	1.46%	1.43%	1.42%	1.41%
Annualized net charge-offs to average loans	0.20%	0.30%	0.12%	0.15%	0.27%
Allowance for loan losses as a % of nonaccrual loans	327.61%	382.87%	366.54%	382.21%	521.56%
FTE headcount	3,476	3,458	3,541	3,564	3,591
(a) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(b) Average securities does not include unrealized holding gains/losses on available for sale securities.
(c) The tangible common equity ratio is common shareholders' equity less intangible assets divided by total assets less intangible assets.
(d) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosures noted above.
(e) The allowance for credit losses includes the allowance for loan and lease losses and the reserve for unfunded lending commitments.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended			Twelve Months Ended
(dollars in thousands, except per share data)	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
NET INCOME
Interest income	$414,286	$429,476	$426,794	$1,692,991	$1,620,497
Interest income (TE) (f)	417,021	432,169	429,628	1,704,077	1,631,604
Interest expense	140,730	157,712	157,334	611,070	522,898
Net interest income (TE)	276,291	274,457	272,294	1,093,007	1,108,706
Provision for credit losses	11,912	18,564	16,952	52,167	59,103
Noninterest income	91,209	95,895	38,951	364,129	288,480
Noninterest expense	202,333	203,839	229,151	819,910	836,848
Income before income taxes	150,520	145,256	62,308	573,973	490,128
Income tax expense	28,446	29,684	11,705	113,158	97,526
Net income	$122,074	$115,572	$50,603	$460,815	$392,602
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$16,126	$—	$16,126
Loss on securities portfolio restructure	—	—	(65,380)	—	(65,380)

Included in noninterest expense
FDIC special assessment	—	—	26,123	3,800	26,123
NONINTEREST INCOME
Service charges on deposit accounts	$23,447	$23,144	$21,643	$91,105	$86,020
Trust fees	18,170	18,014	16,845	71,734	67,565
Bank card and ATM fees	21,403	21,639	20,708	85,491	82,966
Investment and annuity fees and insurance commissions	10,901	10,890	11,086	43,424	36,714
Secondary mortgage market operations	2,558	3,379	2,083	12,374	9,159
Securities transactions, net	—	—	(65,380)	—	(65,380)
Other income	14,730	18,829	31,966	60,001	71,436
Total noninterest income	$91,209	$95,895	$38,951	$364,129	$288,480
NONINTEREST EXPENSE
Personnel expense	$113,723	$115,771	$114,342	$469,377	$460,795
Net occupancy and equipment expense	17,862	18,127	17,523	71,082	70,425
Other real estate and foreclosed assets (income) expense, net	(763)	(411)	(471)	(2,469)	(624)
Other expense	69,305	68,060	95,085	272,507	294,696
Amortization of intangibles	2,206	2,292	2,672	9,413	11,556
Total noninterest expense	$202,333	$203,839	$229,151	$819,910	$836,848
COMMON SHARE DATA
Earnings per share:
Basic	$1.41	$1.33	$0.58	$5.30	$4.51
Diluted	1.40	1.33	0.58	5.28	4.50

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
INCOME STATEMENT
(Unaudited)

	Three Months Ended
(in thousands, except per share data)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
NET INCOME
Interest income	$414,286	$429,476	$427,545	$421,684	$426,794
Interest income (TE) (f)	417,021	432,169	430,373	424,514	429,628
Interest expense	140,730	157,712	157,115	155,513	157,334
Net interest income (TE)	276,291	274,457	273,258	269,001	272,294
Provision for credit losses	11,912	18,564	8,723	12,968	16,952
Noninterest income	91,209	95,895	89,174	87,851	38,951
Noninterest expense	202,333	203,839	206,016	207,722	229,151
Income before income taxes	150,520	145,256	144,865	133,332	62,308
Income tax expense	28,446	29,684	30,308	24,720	11,705
Net income	$122,074	$115,572	$114,557	$108,612	$50,603
Supplemental disclosure items - included above, pre-tax
Included in noninterest income
Gain on sale of parking facility	$—	$—	$—	$—	$16,126
Loss on securities portfolio restructure	—	—	—	—	(65,380)
Included in noninterest expense
FDIC special assessment	—	—	—	3,800	26,123
NONINTEREST INCOME
Service charges on deposit accounts	$23,447	$23,144	$22,275	$22,239	$21,643
Trust fees	18,170	18,014	18,473	17,077	16,845
Bank card and ATM fees	21,403	21,639	21,827	20,622	20,708
Investment and annuity fees and insurance commissions	10,901	10,890	9,789	11,844	11,086
Secondary mortgage market operations	2,558	3,379	3,546	2,891	2,083
Securities transactions, net	—	—	—	—	(65,380)
Other income	14,730	18,829	13,264	13,178	31,966
Total noninterest income	$91,209	$95,895	$89,174	$87,851	$38,951
NONINTEREST EXPENSE
Personnel expense	$113,723	$115,771	$118,726	$121,157	$114,342
Net occupancy and equipment expense	17,862	18,127	17,470	17,623	17,523
Other real estate and foreclosed assets (income) expense, net	(763)	(411)	(1,099)	(196)	(471)
Other expense	69,305	68,060	68,530	66,612	95,085
Amortization of intangibles	2,206	2,292	2,389	2,526	2,672
Total noninterest expense	$202,333	$203,839	$206,016	$207,722	$229,151
COMMON SHARE DATA
Earnings per share:
Basic	$1.41	$1.33	$1.31	$1.25	$0.58
Diluted	1.40	1.33	1.31	1.24	0.58

(f) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.

HANCOCK WHITNEY CORPORATION
PERIOD-END BALANCE SHEET
(Unaudited)

(dollars in thousands)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
ASSETS
Commercial non-real estate loans	$9,876,592	$9,588,309	$9,847,759	$9,926,333	$9,957,284
Commercial real estate - owner occupied loans	3,011,955	3,096,173	3,094,258	3,080,192	3,093,763
Total commercial and industrial loans	12,888,547	12,684,482	12,942,017	13,006,525	13,051,047
Commercial real estate - income producing loans	3,798,612	3,988,661	4,053,812	4,042,797	3,986,943
Construction and land development loans	1,281,115	1,423,615	1,528,393	1,541,773	1,551,091
Residential mortgage loans	3,961,328	3,988,309	4,000,211	3,983,321	3,886,072
Consumer loans	1,369,845	1,370,520	1,387,183	1,396,522	1,446,764
Total loans	23,299,447	23,455,587	23,911,616	23,970,938	23,921,917
Loans held for sale	21,525	24,624	27,354	16,470	26,124
Securities	7,597,154	7,769,780	7,535,836	7,559,182	7,599,974
Short-term investments	939,715	795,231	581,609	439,020	627,082
Earning assets	31,857,841	32,045,222	32,056,415	31,985,610	32,175,097
Allowance for loan losses	(318,882)	(317,271)	(316,148)	(313,726)	(307,907)
Goodwill and other intangible assets	890,677	892,883	895,175	897,564	900,090
Other assets	2,652,149	2,617,273	2,776,849	2,677,671	2,811,293
Total assets	$35,081,785	$35,238,107	$35,412,291	$35,247,119	$35,578,573
LIABILITIES
Noninterest-bearing deposits	$10,597,461	$10,499,476	$10,642,213	$10,802,127	$11,030,515
Interest-bearing transaction and savings deposits	11,308,645	10,895,521	10,813,648	10,954,231	10,659,970
Interest-bearing public fund deposits	3,212,500	2,704,106	2,921,724	3,066,270	3,143,015
Time deposits	4,374,245	4,883,802	4,823,133	4,953,278	4,856,559
Total interest-bearing deposits	18,895,390	18,483,429	18,558,505	18,973,779	18,659,544
Total deposits	29,492,851	28,982,905	29,200,718	29,775,906	29,690,059
Short-term borrowings	639,015	1,265,944	1,363,959	667,760	1,154,829
Long-term debt	210,544	236,431	236,393	236,355	236,317
Other liabilities	611,739	578,140	690,503	713,662	693,707
Total liabilities	30,954,149	31,063,420	31,491,573	31,393,683	31,774,912
COMMON STOCKHOLDERS' EQUITY
Common stock net of treasury and capital surplus	2,029,122	2,032,599	2,041,597	2,049,215	2,049,184
Retained earnings	2,704,606	2,617,584	2,537,057	2,457,736	2,375,604
Accumulated other comprehensive (loss)	(606,092)	(475,496)	(657,936)	(653,515)	(621,127)
Total common stockholders' equity	4,127,636	4,174,687	3,920,718	3,853,436	3,803,661
Total liabilities & stockholders' equity	$35,081,785	$35,238,107	$35,412,291	$35,247,119	$35,578,573
CAPITAL RATIOS
Tangible common equity	$3,236,959	$3,281,804	$3,025,543	$2,955,872	$2,903,571
Tier 1 capital (g)	3,886,616	3,800,864	3,726,751	3,652,180	3,584,474
Common equity as a percentage of total assets	11.77%	11.85%	11.07%	10.93%	10.69%
Tangible common equity ratio	9.47%	9.56%	8.77%	8.61%	8.37%
Leverage (Tier 1) ratio (g)	11.29%	11.03%	10.71%	10.49%	10.10%
Common equity tier 1 (CET1) ratio (g)	14.14%	13.78%	13.25%	12.65%	12.33%
Tier 1 risk-based capital ratio (g)	14.14%	13.78%	13.25%	12.65%	12.33%
Total risk-based capital ratio (g)	15.93%	15.56%	15.00%	14.34%	13.93%

(g) Estimated for most recent period-end. Regulatory capital ratios reflect the election to use the five-year transition rules for the adoption of ASC 326, commonly referred to as Current Expected Credit Loss, or CECL.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE SHEET
(Unaudited)

	Three Months Ended			Twelve Months Ended
(in thousands)	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
ASSETS
Commercial non-real estate loans	$9,545,824	$9,631,318	$9,880,704	$9,704,956	$9,958,680
Commercial real estate - owner occupied loans	3,085,830	3,092,836	3,087,301	3,086,094	3,073,050
Total commercial and industrial loans	12,631,654	12,724,154	12,968,005	12,791,050	13,031,730
Commercial real estate - income producing loans	3,966,010	4,028,195	3,965,280	4,018,355	3,809,437
Construction and land development loans	1,318,306	1,427,592	1,615,599	1,454,271	1,715,008
Residential mortgage loans	3,967,895	3,996,986	3,803,702	3,982,122	3,541,245
Consumer loans	1,364,647	1,375,075	1,443,095	1,384,945	1,497,159
Total loans	23,248,512	23,552,002	23,795,681	23,630,743	23,594,579
Loans held for sale	21,082	26,565	12,347	22,027	25,972
Securities (h)	8,257,061	8,218,896	8,579,444	8,221,973	8,901,626
Short-term investments	806,357	466,285	740,658	547,811	638,614
Earning assets	32,333,012	32,263,748	33,128,130	32,422,554	33,160,791
Allowance for loan losses	(317,256)	(317,969)	(307,434)	(315,738)	(310,910)
Goodwill and other intangible assets	891,741	893,997	901,377	895,200	905,610
Other assets	1,863,166	1,940,610	1,816,227	1,910,183	1,877,951
Total assets	$34,770,663	$34,780,386	$35,538,300	$34,912,199	$35,633,442
LIABILITIES AND COMMON STOCKHOLDERS' EQUITY
Noninterest-bearing deposits	$10,409,022	$10,359,390	$11,132,354	$10,491,504	$11,919,234
Interest-bearing transaction and savings deposits	11,127,229	10,905,268	10,681,936	10,891,784	10,598,553
Interest-bearing public fund deposits	2,899,788	2,770,592	2,896,317	2,938,699	2,971,603
Time deposits	4,672,342	4,904,913	5,264,334	4,846,868	3,989,091
Total interest-bearing deposits	18,699,359	18,580,773	18,842,587	18,677,351	17,559,247
Total deposits	29,108,381	28,940,163	29,974,941	29,168,855	29,478,481
Short-term borrowings	672,252	972,148	993,810	891,440	1,693,433
Long-term debt	227,714	236,412	236,298	234,197	239,141
Other liabilities	623,990	610,452	772,273	665,836	693,476
Common stockholders' equity	4,138,326	4,021,211	3,560,978	3,951,871	3,528,911
Total liabilities & stockholders' equity	$34,770,663	$34,780,386	$35,538,300	$34,912,199	$35,633,442

(h) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Three Months Ended
	12/31/2024			9/30/2024			12/31/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$17,916.0	$283.4	6.29%	$18,179.9	$298.5	6.53%	$18,548.9	$297.6	6.37%
Residential mortgage loans	3,967.9	38.3	3.86%	3,997.0	39.9	3.99%	3,803.7	35.2	3.70%
Consumer loans	1,364.6	29.1	8.47%	1,375.1	30.6	8.85%	1,443.1	31.9	8.79%
Loan fees & late charges	—	0.6	0.00%	—	1.9	0.00%	—	1.4	0.00%
Total loans (TE) (j) (k)	23,248.5	351.4	6.02%	23,552.0	370.9	6.27%	23,795.7	366.1	6.11%
Loans held for sale	21.1	0.3	6.08%	26.5	0.6	8.63%	12.3	0.3	8.52%
US Treasury and government agency securities	595.1	4.5	3.04%	556.4	4.1	2.92%	654.1	5.2	3.18%
CMOs and mortgage backed securities	6,812.8	45.2	2.65%	6,807.9	44.2	2.60%	7,031.9	41.2	2.34%
Municipals (TE)	825.7	6.1	2.96%	831.1	6.2	2.96%	870.0	6.5	2.97%
Other securities	23.4	0.2	3.87%	23.5	0.2	3.86%	23.4	0.2	3.51%
Total securities (TE) (l)	8,257.0	56.0	2.71%	8,218.9	54.7	2.66%	8,579.4	53.1	2.47%
Total short-term investments	806.4	9.3	4.59%	466.3	6.0	5.16%	740.7	10.1	5.43%
Average earning assets yield (TE)	$32,333.0	$417.0	5.14%	$32,263.7	$432.2	5.34%	$33,128.1	$429.6	5.16%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$11,127.2	$61.6	2.20%	$10,905.3	$65.1	2.37%	$10,681.9	$56.9	2.11%
Time deposits	4,672.3	50.0	4.26%	4,904.9	57.5	4.66%	5,264.3	62.4	4.71%
Public funds	2,899.8	23.5	3.22%	2,770.6	24.6	3.54%	2,896.3	26.8	3.68%
Total interest-bearing deposits	18,699.3	135.1	2.87%	18,580.8	147.2	3.15%	18,842.5	146.1	3.08%
Short-term borrowings	672.3	2.5	1.51%	972.2	7.4	3.04%	993.8	8.1	3.24%
Long-term debt	227.7	3.1	5.38%	236.4	3.1	5.18%	236.3	3.1	5.19%
Total borrowings	900.0	5.6	2.49%	1,208.6	10.5	3.46%	1,230.1	11.2	3.62%
Total interest-bearing liabilities cost	19,599.3	140.7	2.86%	19,789.4	157.7	3.17%	20,072.6	157.3	3.11%
Net interest-free funding sources	12,733.7			12,474.3			13,055.5
Total cost of funds	32,333.0	140.7	1.73%	32,263.7	157.7	1.94%	33,128.1	157.3	1.88%
Net Interest Spread (TE)		$276.3	2.28%		$274.5	2.17%		$272.3	2.05%
Net Interest Margin (TE)	$32,333.0	$276.3	3.41%	$32,263.7	$274.5	3.39%	$33,128.1	$272.3	3.27%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.

(k) Included in interest income is net purchase accounting accretion of $0.5 million, $0.5 million and $0.4 million for the three months ended December 31, 2024, September 30, 2024, and December 31, 2023, respectively.

(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
AVERAGE BALANCE AND NET INTEREST MARGIN SUMMARY
(Unaudited)

	Twelve Months Ended
	12/31/2024			12/31/2023
(dollars in millions)	Average Balance	Interest	Rate	Average Balance	Interest	Rate
AVERAGE EARNING ASSETS
Commercial & real estate loans (TE) (i)	$18,263.7	$1,179.0	6.46%	$18,556.2	$1,131.8	6.10%
Residential mortgage loans	3,982.1	152.8	3.84%	3,541.2	128.3	3.62%
Consumer loans	1,384.9	121.5	8.78%	1,497.2	124.0	8.28%
Loan fees & late charges	—	5.5	0.00%	—	1.3	0.00%
Total loans (TE) (j) (k)	23,630.7	1,458.8	6.17%	23,594.6	1,385.4	5.87%
Loans held for sale	22.0	1.6	7.44%	26.0	1.7	6.63%
US Treasury and government agency securities	549.9	15.8	2.87%	567.2	15.3	2.70%
CMOs and mortgage backed securities	6,805.2	175.0	2.57%	7,423.9	170.4	2.30%
Municipals (TE)	843.4	25.0	2.96%	887.0	26.5	2.98%
Other securities	23.5	0.9	3.77%	23.5	0.8	3.51%
Total securities (TE) (l)	8,222.0	216.7	2.63%	8,901.6	213.0	2.39%
Total short-term investments	547.8	27.0	4.93%	638.6	31.5	4.93%
Average earning assets yield (TE)	$32,422.5	$1,704.1	5.26%	$33,160.8	$1,631.6	4.92%
INTEREST-BEARING LIABILITIES
Interest-bearing transaction and savings deposits	$10,891.8	$248.2	2.28%	$10,598.6	$176.9	1.67%
Time deposits	4,846.9	223.3	4.61%	3,989.1	166.5	4.17%
Public funds	2,938.7	102.9	3.50%	2,971.6	100.5	3.38%
Total interest-bearing deposits	18,677.4	574.4	3.08%	17,559.3	443.9	2.53%
Short-term borrowings	891.4	24.4	2.73%	1,693.4	66.7	3.94%
Long-term debt	234.2	12.3	5.23%	239.1	12.3	5.15%
Total borrowings	1,125.6	36.7	3.25%	1,932.5	79.0	4.09%
Total interest-bearing liabilities cost	19,803.0	611.1	3.09%	19,491.8	522.9	2.68%
Net interest-free funding sources	12,619.5			13,669.0
Total cost of funds	32,422.5	611.1	1.88%	33,160.8	522.9	1.58%
Net Interest Spread (TE)		$1,093.0	2.17%		$1,108.7	2.24%
Net Interest Margin (TE)	$32,422.5	$1,093.0	3.37%	$33,160.8	$1,108.7	3.34%

(i) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(j) Includes nonaccrual loans.
(k) Included in interest income is net purchase accounting accretion of $2.1 million and $2.4 million for the years ended December 31, 2024 and 2023, respectively.
(l) Average securities does not include unrealized holding gains/losses on available for sale securities.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended			Twelve Months Ended
(dollars in thousands)	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
Nonaccrual loans (m)	$97,335	$82,866	$59,036	$97,335	$59,036
ORE and foreclosed assets	27,797	27,732	3,628	27,797	3,628
Total nonaccrual loans + ORE and foreclosed assets	$125,132	$110,598	$62,664	$125,132	$62,664
Nonaccrual loans as a percentage of loans	0.42%	0.35%	0.25%	0.42%	0.25%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.54%	0.47%	0.26%	0.54%	0.26%
Accruing loans 90 days past due	$21,852	$5,967	$9,609	$21,852	$9,609
Accruing loans 90 days past due as a percentage of loans	0.09%	0.03%	0.04%	0.09%	0.04%
Modified loans - still accruing	$79,324	$90,156	$24,448	$79,324	$24,448
Modified loans - still accruing as a % of loans	0.34%	0.38%	0.10%	0.34%	0.10%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$317,271	$316,148	$306,291	$307,907	$307,789
Provision for loan losses	13,352	19,150	17,671	57,008	63,518
Charge-offs	(16,654)	(21,113)	(19,601)	(73,084)	(75,423)
Recoveries	4,913	3,086	3,546	27,051	12,023
Net charge-offs	(11,741)	(18,027)	(16,055)	(46,033)	(63,400)
Ending Balance	$318,882	$317,271	$307,907	$318,882	$307,907
Reserve for unfunded lending commitments:
Beginning balance	$25,493	$26,079	$29,613	$28,894	$33,309
Provision for losses on unfunded lending commitments	(1,440)	(586)	(719)	(4,841)	(4,415)
Ending balance	$24,053	$25,493	$28,894	$24,053	$28,894
Total allowance for credit losses	$342,935	$342,764	$336,801	$342,935	$336,801
Total provision for credit losses	$11,912	$18,564	$16,952	$52,167	$59,103
Allowance for loan losses as a percentage of period-end loans	1.37%	1.35%	1.29%	1.37%	1.29%
Allowance for credit losses as a percentage of period-end loans	1.47%	1.46%	1.41%	1.47%	1.41%
Allowance for loan losses as a % of nonaccrual loans	327.61%	382.87%	521.56%	327.61%	521.56%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries):
Commercial & real estate loans	$7,488	$14,464	$12,747	$31,318	$52,841
Residential mortgage loans	(14)	28	(388)	(215)	(1,223)
Consumer loans	4,267	3,535	3,696	14,930	11,782
Total net charge-offs	$11,741	$18,027	$16,055	$46,033	$63,400
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.17%	0.32%	0.27%	0.17%	0.28%
Residential mortgage loans	0.00%	0.00%	(0.04)%	(0.01)%	(0.03)%
Consumer loans	1.24%	1.02%	1.02%	1.08%	0.79%
Total net charge-offs as a percentage of average loans	0.20%	0.30%	0.27%	0.19%	0.27%
AVERAGE LOANS
Commercial & real estate loans	$17,915,970	$18,179,941	$18,548,884	$18,263,676	$18,556,175
Residential mortgage loans	3,967,895	3,996,986	3,803,702	3,982,122	3,541,245
Consumer loans	1,364,647	1,375,075	1,443,095	1,384,945	1,497,159
Total average loans	$23,248,512	$23,552,002	$23,795,681	$23,630,743	$23,594,579

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $20.2 million at December 31, 2024, $5.4 million at September 30, 2024, and less than $0.1 million at December 31, 2023.

HANCOCK WHITNEY CORPORATION
ASSET QUALITY INFORMATION
(Unaudited)

	Three Months Ended
(dollars in thousands)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023
Nonaccrual loans (m)	$97,335	$82,866	$86,253	$82,082	$59,036
ORE and foreclosed assets	27,797	27,732	2,114	2,793	3,628
Total nonaccrual loans + ORE and foreclosed assets	$125,132	$110,598	$88,367	$84,875	$62,664
Nonaccrual loans as a percentage of loans	0.42%	0.35%	0.36%	0.34%	0.25%
Nonaccrual loans + ORE and foreclosed assets as a % of loans, ORE and foreclosed assets	0.54%	0.47%	0.37%	0.35%	0.26%
Accruing loans 90 days past due	$21,852	$5,967	$6,069	$7,938	$9,609
Accruing loans 90 days past due as a percentage of loans	0.09%	0.03%	0.03%	0.03%	0.04%
Modified loans - still accruing	$79,324	$90,156	$57,422	$37,425	$24,448
Modified loans - still accruing as a % of loans	0.34%	0.38%	0.24%	0.16%	0.10%
PROVISION AND ALLOWANCE FOR CREDIT LOSSES:
Allowance for loan losses:
Beginning balance	$317,271	$316,148	$313,726	$307,907	$306,291
Provision for loan losses	13,352	19,150	9,707	14,799	17,671
Charge-offs	(16,654)	(21,113)	(11,951)	(23,366)	(19,601)
Recoveries	4,913	3,086	4,666	14,386	3,546
Net charge-offs	(11,741)	(18,027)	(7,285)	(8,980)	(16,055)
Ending Balance	$318,882	$317,271	$316,148	$313,726	$307,907
Reserve for unfunded lending commitments:
Beginning balance	$25,493	$26,079	$27,063	$28,894	$29,613
Provision for losses on unfunded lending commitments	(1,440)	(586)	(984)	(1,831)	(719)
Ending balance	$24,053	$25,493	$26,079	$27,063	$28,894
Total allowance for credit losses	$342,935	$342,764	$342,227	$340,789	$336,801
Total provision for credit losses	$11,912	$18,564	$8,723	$12,968	$16,952
Allowance for loan losses as a percentage of period-end loans	1.37%	1.35%	1.32%	1.31%	1.29%
Allowance for credit losses as a percentage of period-end loans	1.47%	1.46%	1.43%	1.42%	1.41%
Allowance for loan losses as a % of nonaccrual loans	327.61%	382.87%	366.54%	382.21%	521.56%
NET CHARGE-OFF INFORMATION
Net charge-offs (recoveries)
Commercial & real estate loans	$7,488	$14,464	$4,112	$5,254	$12,747
Residential mortgage loans	(14)	28	(83)	(146)	(388)
Consumer loans	4,267	3,535	3,256	3,872	3,696
Total net charge-offs	$11,741	$18,027	$7,285	$8,980	$16,055
Net charge-offs (recoveries) as a percentage of average loans:
Commercial & real estate loans	0.17%	0.32%	0.09%	0.11%	0.27%
Residential mortgage loans	0.00%	0.00%	(0.01)%	(0.01)%	(0.04)%
Consumer loans	1.24%	1.02%	0.95%	1.10%	1.02%
Total net charge-offs as a percentage of average loans:	0.20%	0.30%	0.12%	0.15%	0.27%
AVERAGE LOANS
Commercial & real estate loans	$17,915,970	$18,179,941	$18,532,555	$18,430,979	$18,548,884
Residential mortgage loans	3,967,895	3,996,986	4,000,570	3,963,030	3,803,702
Consumer loans	1,364,647	1,375,075	1,384,236	1,416,154	1,443,095
Total average loans	$23,248,512	$23,552,002	$23,917,361	$23,810,163	$23,795,681

(m) Included in nonaccrual loans are nonaccruing modified loans to borrowers experiencing financial difficulties totaling $20.2 million at December 31, 2024, $5.4 million at September 30, 2024, $5.3 million at June 30, 2024, $0.2 million at March 31, 2024, and less than $0.1 million at December 31, 2023.

HANCOCK WHITNEY CORPORATION
Appendix A to the Earnings Release
Reconciliation of Non-GAAP Measure
(Unaudited)

PRE-PROVISION NET REVENUE (TE) AND ADJUSTED PRE-PROVISION NET REVENUE (TE)
	Three Months Ended					Twelve Months Ended
(in thousands)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net Income (GAAP)	$122,074	$115,572	$114,557	$108,612	$50,603	$460,815	$392,602
Provision for credit losses	11,912	18,564	8,723	12,968	16,952	52,167	59,103
Income tax expense	28,446	29,684	30,308	24,720	11,705	113,158	97,526
Pre-provision net revenue	162,432	163,820	153,588	146,300	79,260	626,140	549,231
Taxable equivalent adjustment (n)	2,735	2,693	2,828	2,830	2,834	11,086	11,107
Pre-provision net revenue (TE)	165,167	166,513	156,416	149,130	82,094	637,226	560,338
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	—	—	(16,126)	—	(16,126)
Loss on securities portfolio restructure	—	—	—	—	65,380	—	65,380
FDIC special assessment	—	—	—	3,800	26,123	3,800	26,123
Adjusted pre-provision net revenue (TE)	$165,167	$166,513	$156,416	$152,930	$157,471	$641,026	$635,715

REVENUE (TE), ADJUSTED REVENUE (TE) AND EFFICIENCY RATIO
	Three Months Ended					Twelve Months Ended
(in thousands)	12/31/2024	9/30/2024	6/30/2024	3/31/2024	12/31/2023	12/31/2024	12/31/2023
Net interest income	$273,556	$271,764	$270,430	$266,171	$269,460	$1,081,921	$1,097,599
Noninterest income	91,209	95,895	89,174	87,851	38,951	364,129	288,480
Total GAAP revenue	364,765	367,659	359,604	354,022	308,411	1,446,050	1,386,079
Taxable equivalent adjustment (n)	2,735	2,693	2,828	2,830	2,834	11,086	11,107
Total revenue (TE)	367,500	370,352	362,432	356,852	311,245	1,457,136	1,397,186
Adjustments from supplemental disclosure items
Gain on sale of parking facility	—	—	—	—	(16,126)	—	(16,126)
Loss on securities portfolio restructure	—	—	—	—	65,380	—	65,380
Adjusted revenue (TE)	$367,500	$370,352	$362,432	$356,852	$360,499	$1,457,136	$1,446,440
GAAP Noninterest expense	$202,333	$203,839	$206,016	$207,722	$229,151	$819,910	$836,848
Amortization of Intangibles	(2,206)	(2,292)	(2,389)	(2,526)	(2,672)	(9,413)	(11,556)
Adjustments from supplemental disclosure items
FDIC special assessment	—	—	—	(3,800)	(26,123)	(3,800)	(26,123)
Adjusted noninterest expense for efficiency	$200,127	$201,547	$203,627	$201,396	$200,356	$806,697	$799,169
Efficiency ratio (o)	54.46%	54.42%	56.18%	56.44%	55.58%	55.36%	55.25%

(n) Taxable equivalent (TE) amounts are calculated using a federal income tax rate of 21%.
(o) The efficiency ratio is noninterest expense to total net interest income (TE) and noninterest income, excluding amortization of purchased intangibles and supplemental disclosure items noted above.